                                                                    Exhibit 3-47
--------------------------------------------------------------------------------

Microfilm Number ------       Filed with the Department of State on FEB 01 1993

Entity Number 2242164                   /s/ [graphic of signature]
                                        ---------------------------------------
                                            Secretary of the Commonwealth

                      ARTICLES OF INCORPORATION-FOR PROFIT
                                       OF

                       West Chester LTC Management, Inc.
                       ---------------------------------
                              Name of Corporation
                     A TYPE OF CORPORATION INDICATED BELOW

Indicate type of domestic corporation:

|xx| Business-stock (15 Pa. C.S. ss. 1306)                 |_| Management (15 Pa. C.S. ss. 2702)

|_| Business-nonstock (15 Pa. C.S. ss. 2102)               |_| Professional (15 Pa. C.S. ss. 2903)

|_| Business-statutory close (15 Pa. C.S. ss. 2303)        |_| Insurance (15 Pa. C.S. ss. 3101)

                     |_| Corporative (15 Pa. C.S. ss. 7102)


              DSCB:15-1306/2102/2303/2702/2903/3101/7102A (Rev 91)

   In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations) the undersigned, desiring to incorporate a corporation for profit hereby, state(s) that:

1.   The name of the corporation is: West Chester LTC Management, Inc.

      -------------------------------------------------------------------------

2. The (a) address of this corporation's initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

     (a)
           --------------------------------------------------------------------
          Number and Street          City          State        Zip      County



     (b)  c/o:  C T Corporation System                        Philadelphia
                ---------------------------------------------------------------
                Name of Commercial Registered Office Provider             County

     For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3. The corporation is incorporated under the provisions of the Business Corporation Law of 1988

4. The aggregate number of shares authorized is: 1,000 ($1 Par) (other provisions, if any, attach 8 1/2 x 11 sheet)


5. The name and address, including number and street, if any, of each incorporator is:

                      Address

     Mary L. Nippell         Mesirov, Gelman, et als
     ---------------------------------------------------------------------------
                             1735 Market Street, 38th Floor
                             Philadelphia, PA 19103
     ---------------------------------------------------------------------------

6.   The specified effective date, if any, is:
                               -------------------------------------------------
                               month    day    year       hour, if any

DSCB:15-1306/2102/2303/2702/2903/3101/7102A (Rev 91)-2

7. Any additional provisions of the articles, if any, attach an 8 1/2 x 11 sheet

8. Statutory close corporation only: Neither the corporation nor any shareholder shall make an offering of any of its shares of any class that would constitute a "public offering" within the meaning of the Securities Act of 1933 (15 U.S.C ss. 77a et seq.).

9. Cooperative corporations only: (Complete and strike out inapplicable term) The common bond of membership among its members/ shareholders is: -

10. In all elections for Directors, each shareholder entitled to vote shall be entitled to only one vote for each share held, it being intended hereby to deny to shareholders the right of cumulative voting in the election of Directors.

IN TESTIMONY WHEREOF, the incorporator has signed these Articles of Incorporation this 28th day of January 1993.


/s/ Mary L. Nippell
-------------------------------------     --------------------------------------
       (Signature)                                   (Signature)
Mary L. Nippell

Microfilm Number ------       Filed with the Department of State on OCT 24 1995

Entity Number 2242164                    /s/ [graphic of signature]
                                        ---------------------------------------
                                             Secretary of the Commonwealth

              ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION
                             DSCB:15-1915 (Rev. 91)

   In compliance with the requirements of 15 Pa. C.S. Section 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

   1. The name of the corporation is: West Chester LTC Management, Inc.

   2. The (a) address of this corporation's current registered office in this Commonwealth or (b) the name of its commercial registered office provider and the county of venue is: (the Department is hereby authorized to correct the following information to conform to the records of the Department)

     (b)  c/o C T Corporation System - Philadelphia County

   3. The statute by or under which it was incorporated is: Pennsylvania Business Corporation Law, Act of 1988.

   4. The date of its incorporation is: February 1, 1993.

   5. The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

   6. XXX The amendment was adopted by the shareholders (or members) pursuant to 15 Pa. C.S. Section 1914 (a) and (b).

     XXX The amendment was adopted by the board of directors pursuant to 15 Pa. C.S. Section 1914 (c).

   7. The amendment adopted by the corporation, set forth in full, is as follows:

     Article 1 to the Articles of Incorporation of this corporation is hereby amended and restated, as follows:

     "1. The name of the corporation is:
         Life Support Medical Ambulance Service, Inc."

   8. (Check if the amendment restates the Articles):

     ______ The restated Articles of Incorporation supersede the original Articles and all amendments thereto.

   IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 24th day of October, 1995.

                                  West Chester LTC Management, Inc.

                                  By: /s/ Francis J. McCauley
                                      ------------------------------------------
                                      Francis J. McCauley
                                      President

Microfilm Number ------       Filed with the Department of State on JAN 26 1996

Entity Number 2242164                   /s/ [graphic of signature]
                                        ---------------------------------------
                                             Secretary of the Commonwealth

              ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION
                             DSCB:15-1915 (Rev. 91)

   In compliance with the requirements of 15 Pa. C.S. Section 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

   1. The name of the corporation is: Life Support Medical Ambulance Service,
Inc.

   2. The (a) address of this corporation's current registered office in this Commonwealth or (b) the name of its commercial registered office provider and the county of venue is: (the Department is hereby authorized to correct the following information to conform to the records of the Department):

     (b)  c/o C T Corporation System - Philadelphia County

   3. The statute by or under which it was incorporated is: Pennsylvania Business Corporation Law, Act of May 5, 1933 as amended.

   4. The date of its incorporation is: February 1, 1993.

   5. The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

   6. ____ The amendment was adopted by the shareholders (or members) pursuant to 15 Pa. C.S. Section 1914 (a) and (b).

     XXX The amendment was adopted by the board of directors pursuant to 15 Pa. C.S. Section 1914 (c).

   7. The amendment adopted by the corporation, set forth in full, is as follows:

     Article 1 to the Articles of Incorporation of this corporation is hereby amended and restated, as follows:

     "1. The name of the corporation is:
         CAREFLEET, INC."

   8. (Check if the amendment restates the Articles):

     ______ The restated Articles of Incorporation supersede the original Articles and all amendments thereto.

   IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 22nd day of January, 1996.

                                  Life Support Medical Ambulance Service, Inc.

                                  By: /s/ Francis J. McCauley
                                  ----------------------------------------------
                                          Francis J. McCauley
                                          President

                          COMMONWEALTH OF PENNSYLVANIA

                              DEPARTMENT OF STATE

                                October 29, 2003

                TO ALL WHOM THESE PRESENTS SHALL COME, GREETING:

                                CAREFLEET, INC.


I, Pedro A. Cortes, Secretary of the Commonwealth of Pennsylvania do hereby certify that the foregoing and annexed is a true and correct photocopy of Articles of Incorporation and all Amendments which appear of record in this department





[graphic omitted]

                                            IN TESTIMONY WHEREOF, I have
                                            hereunto set my hand and caused the
                                            Seal of the Secretary's Office to
                                            be affixed, the day and year above
                                            written

                                            /s/ [graphic of signature]
                                            -----------------------------------
                                            Secretary of the Commonwealth